UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K-A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2007
                                                  (January 17, 2007)


                                  WI-TRON, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             0-21931                      22-3440510
---------------               --------------------           -------------------
(State or Other               (Commission File No.)             (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)


                               59 LaGrange Street
                            Raritan, New Jersey 08869
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (908) 253-6870
               --------------------------------------------------
               Registrant's telephone number, including area code


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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Item 4.01.  Changes in Registrant's Certifying Accountant.

      On January 17, 2007, the Registrant's independent auditor KBL, LLP (the "Former Accountant") advised the Registrant that it declined to stand for re-election. On the same date, the Registrant appointed Moore & Associates, Chartered, as its principal accountants. The decision to change accountants was approved by the Company's board of directors. The Company did not consult with Moore & Associates Chartered on any matters prior to retaining such firm as its principal accountants.

      The Former Accountant's audit reports on the financial statements of the Company for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2005 and 2004, and through the interim period ended January 17, 2007, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

      During the years ended December 31, 2005 and 2004, and through the interim period ended January 17, 2007, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(A) and (B) of Item 304 of Regulation S-B, except to advise the Registrant that its internal controls necessary to develop reliable financial statements were deficient. The subject matter of these reports from the Former Accountant was discussed in detail by the Board of Directors prior to the release of the financial statements for both of the aforementioned periods. The Registrant authorized the Former Accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of the Former Accountants' comments on internal control deficiencies.

      On February 5, 2007, the Company provided the Former Accountant with its disclosures in this Form 8-K-A disclosing the change in principal accountants and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant's response is filed as an exhibit to this Current Report on Form 8-K-A.


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1  Letter from Former Accountant



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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                      WI-TRON, INC.

Date: February 5, 2007                    By: /s/ John Chase Lee
                                              -------------------------------
                                          John Chase Lee, President










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